An Expression Makes a World of Difference December 2022 Exhibit 99.1

Forward-looking statements This presentation contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Syros and other matters, such as Syros’ clinical development plans, including with respect to tamibarotene, SY-2101 and SY-5609, Syros’ ability to deliver benefit to patients and value to stockholders, the timing and impact of upcoming clinical and preclinical data readouts, the timing for submitting a new drug application to the Food and Drug Administration, and the sufficiency of Syros’ capital resources to fund its operating expenses and capital expenditure requirements into 2025. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on management’s current beliefs, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, Syros’ ability to: advance the development of its programs, including tamibarotene, SY-2101 and SY-5609, under the timelines it projects in current and future clinical trials; demonstrate in any current and future clinical trials the requisite safety, efficacy and combinability of its drug candidates; sustain the response rates and durability of response seen to date with its drug candidates; successfully develop a companion diagnostic test to identify patients with the RARA biomarker; obtain and maintain patent protection for its drug candidates and the freedom to operate under third party intellectual property; obtain and maintain necessary regulatory approvals; identify, enter into and maintain collaboration agreements with third parties; manage competition; manage expenses; raise the substantial additional capital needed to achieve its business objectives; attract and retain qualified personnel; and successfully execute on its business strategies.  The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Syros’ Annual Report on Form 10-K for the year ended December 31, 2021 and Syros’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, each of which is on file with the Securities and Exchange Commission (SEC). In addition, the extent to which the COVID-19 pandemic continues to impact our workforce and our discovery research, supply chain and clinical trial operations activities, and the operations of the third parties on which we rely, will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the pandemic, additional or modified government actions, and the actions that may be required to contain the virus or treat its impact. Except as required by applicable law, Syros undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNIFICANT MARKET OPPORTUNITIES IN FRONTLINE Targeting patient populations underserved by existing options, which are commercially synergistic MULTIPLE NEAR-TERM CATALYSTS Upcoming opportunities to build momentum and create value, which include pivotal SELECT-MDS-1 data, randomized SELECT-AML-1 data and initiation of Phase 3 trial in APL TARGETED HEMATOLOGY PORTFOLIO Advancing clinical trials in frontline MDS, AML and APL with the potential to set new standards-of-care, supported by a growing body of data STRONG CORPORATE POSITION Cash runway to fund operations into 2025 Developing new standards-of-care for the frontline treatment of hematologic malignancies 3 clinical programs from our hematology portfolio MDS AML APL

Program Indication  Early Clinical IND- Enabling Mid-clinical Pivotal Pivotal Commercial Rights Tamibarotene (oral RARα agonist) Newly diagnosed HR-MDS (w/aza) Newly diagnosed unfit AML (w/ven+aza) SY-2101 (oral ATO) Newly diagnosed APL (w/ATRA) SY-5609  (oral CDK7 inhibitor) Metastatic pancreatic cancer (w/chemo) Colorectal cancer (w/atezolizumab)* Advancing our diversified clinical pipeline Tamibarotene is approved in Japan as Amnolake® for patients with relapsed/refractory APL *Roche-sponsored trial  Americas, Europe, Australia, Israel & Russia SELECT-AML-1 Trial Dose confirmation study Safety Lead-In SELECT-MDS-1 Trial Ph1/1b Ph3 2H 2023 Seeking partnership opportunities

PK and safety data Initiation of Phase 3 trial 2H 2023 Multiple value-driving milestones Development candidate named from CDK12 program SY-5609 SY-2101 in APL Tamibarotene in HR-MDS Tamibarotene in AML Pivotal data from SELECT-MDS-1 Phase 3 trial 4Q23/1Q24 Potential NDA filing 2024 Clinical activity data from safety lead-in SELECT-AML-1 trial Initiation of randomized portion of the SELECT-AML-1 trial   1Q23          Data from randomized SELECT-AML-1 trial 2023/2024 Clinical activity data from pancreatic cancer safety lead-in Discovery

Tamibarotene Selective oral RAR    agonist

Value of Tamibarotene Selective and potent RAR    agonist; ~50% of MDS patients and ~30% of AML patients are positive for RARA gene overexpression Clinical development strategy informed by consistent data from multiple trials demonstrating encouraging clinical activity and safety profile Oral drug with novel mechanism and favorable tolerability profile support use in combination and in frontline treatment for those unfit to receive chemotherapy Ongoing Phase 3 trial in newly diagnosed HR-MDS and Phase 2 trial in newly diagnosed unfit AML patients with RARA overexpression Targeting a multi-billion-dollar opportunity in HR-MDS and AML

Clinical development strategy reinforced by encouraging, consistent data from multiple trials  Single-agent tamibarotene in R/R HR-MDS patients with RARA overexpression showed 60% hematologic response, including one marrow CR1  Phase 2 data evaluating tamibarotene with azacitidine in ND unfit AML patients with RARA overexpression showed: 61% CR/CRi rate2 67% CR rate in low blast count subset Data from SELECT-AML-1 safety lead-in evaluating tamibarotene with venetoclax and azacitidine in ND unfit AML patients with RARA overexpression showed: 83% CR/CRi rate3 Safety profile supports ability to use full doses of tamibarotene in combinations with azacitidine in MDS and with venetoclax/azacitidine in AML 1 Data presented at ASH 2017; 2 Data presented at ASH 2020; 3 Data presented at ASH 2022 Growing body of clinical evidence for tamibarotene Pivotal data from SELECT-MDS-1 Phase 3 trial expected late 2023 / early 2024 Tamibarotene in HR-MDS Tamibarotene in AML Data from randomized portion of SELECT-AML-1 trial Phase 2 trial expected 2023 / 2024 ✓ ✓ ✓ ✓

High CR rates, rapid onset of action, and clinically meaningful durability in Phase 2 trial* in newly diagnosed unfit AML with RARA overexpression 89% of CRs were deep molecular or cytogenetic CRs Responses seen irrespective of mutation or cytogenetic risk Response rates in patients negative for RARA overexpression were comparable to historical rates for single-agent aza1-3 67% of low blast count AML patients achieved CR with tamibarotene/aza 27% of low blast count AML patients negative for RARA overexpression achieved CR *Phase 2 trial evaluating tamibarotene/azacitidine Data from 18 response evaluable patients with RARA overexpression and 28 response evaluable patients negative for RARA overexpression presented at ASH 2020 meeting Data from 6 response-evaluable low blast count AML patients with RARA overexpression and 11 response evaluable low blast count AML patients negative for RARA overexpression presented at ASH 2020 meeting 1Dombret, Blood 2015; 2Fenaux, JCO 2010; 3Thepot, American Journal of Hematology 2014

Safety profile supports multiple combinations and long-term use, enhancing opportunity* Generally well-tolerated combination in ND unfit AML patients No increase in neutropenia, anemia and thrombocytopenia compared to single-agent aza Majority of non-hematologic AEs are low grade and reversible *Phase 2 trial evaluating tamibarotene/azacitidine; data presented at ASH 2020 aIncludes all enrolled ND unfit patients, N=51.

Ongoing SELECT-MDS-1 Phase 3 trial in newly diagnosed HR-MDS patients with RARA overexpression Robustly designed, double-blind, placebo-controlled study 90% power to detect a difference in CR rates between experimental and control arms 2:1 randomization with one-sided alpha of 0.025 FDA feedback supports: Focus on population with RARA overexpression CR as primary endpoint for approval Azacitidine as appropriate comparator Key Milestones Phase 3 data 4Q23/1Q24 Potential NDA filing 2024 SELECT-MDS-1 trial 190 patients randomization (2:1) Tamibarotene + azacitidine   Placebo + azacitidine Primary endpoint CR rate

Tamibarotene has the potential to set a new treatment paradigm for HR-MDS patients with *RARA* overexpression

~21,000 newly diagnosed HR-MDS patients in US and EU estimated annually


~50% are Positive for *RARA* overexpression

COMPETITIVE LANDSCAPE OF APPROVED THERAPIES

Targeted Population	All Comers Population
N/A	Azacitidine or decitabine - offers limited efficacy

Syros' Product Candidate

- Patients positive for *RARA* overexpression
- Tamibarotene + aza

Targets ~50% of patients

Physicians are familiar with companion diagnostics to determine optimal treatment for AML → Anticipate rapid adaption of targeted therapy in HR-MDS

MDS represents a ~$3.3B* market by 2026

Syros is developing potentially the first therapy for a targeted population in HR-MDS

NOTE:
RARA-positivity based on Syros data on file from Study SY-1425-201 and the SELECT-MDS-1 Study (27May2022) from over 175 patients with MDS
Sources: Decision Resources Group, NCCN guidelines,
*Evaluate Pharma market estimate includes all risk groups for MDS

SYROS 12

Ongoing SELECT-AML-1 Phase 2 trial of triplet regimen (Tami/Ven/Aza) in ND unfit AML patients with *RARA* overexpression

Safety lead-In
~ 6-15 patients

→

Randomized portion of trial*
~80 patients

→

randomization (1:1)

→

Tamibarotene + venetoclax + azacitidine

Venetoclax + azacitidine

→

Primary endpoint
Composite CR rate

- Also evaluating triplet as salvage strategy for patients in control arm who do not respond to ven/aza

Translational data support potential for *RARA* overexpression biomarker to enrich for patients more likely to respond to tamibarotene, for whom the standard of care is suboptimal

- 30% of patients do not respond to upfront treatment with ven/aza and a majority of those with initial response ultimately relapse
- Venetoclax resistance is associated with monocytic phenotype [1-3]; most patients with *RARA* overexpression, including those who achieved CR/CRi in tamibarotene trial, have this monocytic phenotype[4]

Key Milestones

Safety lead-in data	✓
Randomized data	2023/2024

SYROS

[1]Zhang, Nature 2018; [2]Kuusanmäki, Haematologica 2019; [3]Pei, Cancer Discovery 2020; [4]Fiore, ASH 2020

13

Safety Lead-in of SELECT-AML-1 trial: Safety and response summary CR = complete response; CRi = CR with incomplete hematologic recovery;  CR/CRi Rate N=6 Median Time to CR/CRi 33 days (range 25–88 days) 50% CRi 33% CR 4/5 patients with CR/CRi had high monocytic expression score (MES) associated with venetoclax resistance  Safety Summary: Myelosuppression is comparable to reports of venetoclax + azacitidine in this population The majority of non-hematologic AEs are low grade and reversible SAEs were reported in 6 patients; the most frequent (occurring in ≥ 2 pts) included febrile neutropenia (4 pts) and pneumonia (3 pts) Median duration of therapy was 76.5 days (20-104); Median duration of follow-up was 107 days (56-314) Data presented at ASH 2022 CR/CRi Rate 83%

Tamibarotene targets patients with *RARA* overexpression which represents one of the largest targeted populations in unfit AML

~25,000 Newly Diagnosed Unfit AML Patients in US and EU


~30% are
positive for *RARA*
overexpression

COMPETITIVE LANDSCAPE OF APPROVED THERAPIES

Targeted Populations

FLT3+	IDH1+	IDH2+
XOSPATA® (r/r)	TIBSOVO®	IDHIFA®
Targets ~30% of patients	*Targets ~8% of patients*	*Targets ~11% of patients*

All Comers Populations

- HMA[1] + venetoclax
- LDAC + glasdegib

~1/3 of patients do not respond to standard of care ven/aza and majority of those with initial response ultimately relapse.

Syros' Product Candidate

RARA-positive

Tamibarotene + ven/aza

Targets ~30% of patients

Newly diagnosed AML represents a ~$6.6 billion* market by 2025

Epidemiology: DRG. Market sizing: Evaluate Pharma NOTE*: market estimate includes all AML (fit and unfit)
Prevalence of RARA-positive patients based on data presented at ESH 2017 and ESH 2019; Resistant Ven population - Dinardo, NEJM 2020; Dinardo, Blood 2019
Prevalence and Clinical Effect of IDH1 and IDH2 Mutations Among Cytogenetically Normal Acute Myeloid Leukemia Patients, Clin Lymphoma Myeloma Leuk. 2015 Sep;15(9):550-5.
Daver N, Schlenk RF, Russell NH, et al. Targeting FLT3 mutations in AML: review of current knowledge and evidence. Leukemia. 2019;33(2):299–312.

SYROS 15

SY-2101 Novel oral form of arsenic trioxide

Novel oral form of arsenic trioxide (ATO) with opportunity to replace standard of care for APL patients; APL is approximately 10% of all AML patients Orally bioavailable with exposures consistent with IV ATO Clear development path to approval in front-line APL Potential for rapid adoption in front-line APL, including specialized commercial effort and synergies with tamibarotene Value of SY-2101

Clear development path in frontline APL



Dose confirmation study
~6 to 24 APL patients
Phase 3 trial in frontline APL
~215 patients
randomization (2:1)
SY-2101 + ATRA
IV ATO + ATRA
Primary endpoints
Molecular CR rate and EFS in comparison to historical IV ATO data

- Based on preliminary data as of July 2022 from dose confirmation study: *The first cross-over data directly comparing SY-2101 to the approved dose of IV ATO*
  - SY-2101 administered at 15 mg achieved exposures comparable to IV ATO administered at 0.15 mg/kg based on Cmax and AUC parameters
  - SY-2101 showed high oral bioavailability of ~80%
  - Continues to support favorable tolerability and safety profile
- FDA feedback from November 2021 supports:
  - Molecular CR as primary endpoint compared to historic data for accelerated approval
  - Event free survival (EFS) as primary endpoint compared to historic data for full approval
  - IV ATO arm for safety comparison
- In July 2022, received feedback from EMA, which together with prior FDA feedback, informs decision to move forward with single registration trial that could support approval of 2101 in the US and EU

Key Milestones

Initiation of Phase 3 trial	2H 2023

SYROS

18

SY-2101 offers significant opportunity to reduce treatment burden, increase access, reduce health care costs and utilization

Current standard of care

IV ATO + oral ATRA = >80% Cure rates

Treatment burden:
Current course of treatment involves infusions of **up to 140 x 2-4 hrs** **over nearly a year**

Market opportunity for an oral therapy:

APL accounts for **~10%** of all adult AML cases diagnosed in US and Europe annually

~2,000 patients are diagnosed with APL in the US and EU annually

NCCN AML treatment guidelines (Nov 2020)
Trisenox (arsenic trioxide) USPI

SYROS 19

SY-5609 Highly selective and potent oral CDK7 inhibitor

SY-5609: Highly selective and potent oral CDK7 inhibitor

- ✓ Phase 1 study in pancreatic cancer and select solid tumor patients demonstrates promising clinical activity
  MTD not yet reached with optimized dosing[1], and dose escalation is continuing
- ✓ Well tolerated safety profile in combination with predominantly low grade AEs;
- ✓ Broad potential in multiple difficult to treat cancer populations, including PDAC and CRC



HIPK4
TAOK1
ERK7
CDKL5
CDK7
TLK1
CDK17
CDK13
CDK16
CDK18

- 100-91% Inhibition
- 90-80% Inhibition
- 79-71% Inhibition

SY-5609 is highly selective with subnanomolar potency[2]



Transcription
CDK7i
Cell Cycle
MYB
MCL1
MCL1
MYC
Apoptosis
CDK4/6
G1
BRAF and KRAS mutations
Altered Rb pathway
M
S
CDK1
Apoptosis
CDK2
Transcription
Transcription
G2

[1]MTD not yet reached as of October 2022
[2]Marineau JJ et al, 2021, Discovery of SY-5609: A Selective, Noncovalent Inhibitor of CDK7, J Med Chem
Data presented in October 2019 at EORTC-NCI-AACR Conference

SYROS 21

Clinical activity including a confirmed PR and emerging exposure-response relationships in ongoing Phase 1 single agent and combination cohorts

Optimized Dosing Schedule: SY-5609 administered 7d on/7d off

Single Agent – Dose Escalation from 4 mg to 10 mg

Patient population
Relapsed/refractory patients with select solid tumors

Dose escalation to evaluate safety, tolerability, and signs of clinical activity

- Well tolerated safety profile; MTD has not been reached
- 30 patients dosed across five levels (4 to 10 mg), with only 1 DLT (4 mg dose level/grade 3 diarrhea)
- Clinical activity observed, including 2/2 response evaluable patients with SD at 10 mg, w/ 1 PDAC patient with 10% tumor reduction
- Emerging exposure-response relationship

Combination: SY-5609 starting at 4 mg w/gemcitabine +/- nab-paclitaxel*

*Gemcitabine and nab-paclitaxel administered at approved doses

Patient population
Metastatic patients who have progressed following treatment with FOLFIRINOX

Safety lead in cohorts to evaluate safety, tolerability, and signs of clinical activity

- Well tolerated safety profile; MTD has not been reached
- AE profile consistent with single agent SY-5609 or gemcitabine monotherapy or gemcitabine/nab-paclitaxel
- One patient with confirmed PR and 98% reduction CA-19-9 at the 4 mg 5609 dose level in combination with gemcitabine
- 50% (4/8) DCR in patients treated at 4 and 5 mg levels in combination with gemcitabine
- Emerging exposure-response relationship, with PR patient demonstrating higher-than-average exposure for the dose administered

Continued dose escalation of SY-5609 to 15 mg as a single agent and to 10 mg with gemcitabine planned

SYROS

Data as of October 2022

22

Preclinical data support SY-5609 in BRAF-mutant CRC in combination with PDL1 inhibitor: SY-5609 part of Roche’s Phase 1/1b INTRINSIC trial 67% (20/30) of models demonstrated ≥ 50% TGI 23% (7/30) demonstrated deep responses of ≥ 90% TGI Deep responses enriched in BRAF-mutant (5/10) models Robust anti-tumor activity in BRAF-mutant CRC as single agent 0 10 Days 20 0 500 1000 1500 2000 Tumor Volume (mm3) 2500 30 Vehicle SY-5609 (6mpk QD) CDK7 inhibition enhances anti-tumor activity of PD-1 inhibition1 CDK7 inhibitor induces DNA replication stress and genome instability in cancer cells, triggering immune-response signaling In animal models, CDK7 inhibitor enhances tumor response to anti-PD1 immunotherapy Prolonging overall survival, and increasing immune cell infiltrates CRC data presented in May 2020 at ASCO Virtual Symposium. 1. Zhang et al., 2020, Cancer Cell 37, 1-18 First clinical investigation of CDK7 inhibitor with an immunotherapy Key Milestones: Roche is now actively enrolling patients in the arm of its ongoing Phase 1/1b INTRINISIC trial evaluating SY-5609 in combination with atezolizumab       - Roche is the sponsor of the trial and Syros is supplying  SY-5609

Gene Control Discovery Engine

Previously unexplored regulatory regions of the genome control expression of genes determining cell function; majority of disease variation found in these regions 98% Patient Impact Medicines that control the expression of genes to provide profound benefit for patients with severe diseases Redefining the power of small molecules to control expression of genes ! Regulatory Genomics Disease Biology Transcriptional Chemistry

PARTNERED PROGRAMS Program Target Development Drug Discovery IND-enabling Commercial Rights Sickle cell disease & beta thalassemia Myeloproliferative neoplasms Seeking partnerships for our oncology discovery programs ONCOLOGY Program  Target Development Drug Discovery  IND-enabling Commercial Rights CDK12 inhibitor CDK11 inhibitor WRN inhibitor

Rapidly advancing toward our vision Preparing for product launches Commercial company with medicines that provide a profound benefit for cancer patients Advancing late-stage targeted hematology pipeline Capital to fund planned operations into 2025 Now Next Vision